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                                                                EXHIBIT 10.5.1

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                                (JAMES R. DANIEL)


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("First Amendment") is entered into as of this 1st day of October 1995, by and between MICROAGE, INC., a Delaware corporation (the "Company"), and JAMES R. DANIEL ("Executive").

                                R E C I T A L S:

         WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement, dated as of October 1, 1993 (the "Employment Agreement"); and

         WHEREAS, pursuant to Section 6.5 of the Employment Agreement, the Employment Agreement may be amended only by a written document signed by each of the parties thereto; and

         WHEREAS, the Company and Executive desire to amend the Employment Agreement.

         NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

                               A G R E E M E N T:

         SECTION 1. AMENDMENTS TO EMPLOYMENT AGREEMENT.

         The Employment Agreement is hereby amended as follows:

         A. Section 1.3 of the Employment Agreement is hereby amended in its entirety to read as follows:

               1.3 Term. The term of Executive's employment under this Agreement shall commence on the date first above written and shall continue, unless sooner terminated, until November 2, 1997.
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         B.    The first clause of Section 2.1 of the Employment Agreement is hereby amended in its entirety to read as follows:

         "The Company shall pay to Executive an annual base salary of not less than $315,000.00 (such amount, less any salary waivers under the 1994 Management Equity Program, is hereinafter referred to as the "Base Salary") during the term hereof;"

         C. The last sentence of Section 2.2(b) of the Employment Agreement is hereby amended in its entirety to read as follows:

         "Any bonus under the 1993 Executive Bonus Plan or any such subsequent plan, less any bonus waivers under the 1994 Management Equity Program, is referred to herein as the "Annual Incentive Bonus"."

         D. Section 2.4(a) of the Employment Agreement is hereby amended in its entirety to read as follows:

               (a) Death Benefit. Within thirty (30) days of the date of execution of the First Amendment to Employment Agreement, dated as of October 1, 1995, the Company and Executive shall enter into a Split Dollar Agreement.

         E. The last two sentences of Section 5.1(d) of the Employment Agreement are hereby amended in its entirety to read as follows:

         Executive agrees that during his employment with the Company and for a period of twenty-four (24) months following the date of expiration or termination of his employment hereunder (the "Non-Competition Period") for any reason (whether such termination shall be voluntary or involuntary), he shall not violate the provisions of Section 5.2. Executive agrees that the twenty-four (24) month period referred to in the preceding sentence shall be extended by the number of days included in any period of time during which he is or was engaged in activities constituting a breach of Section 5.2. Agreement shall commence on the date first above written and shall continue, unless sooner terminated, until November 2, 1997.

         F. Section 5.2(b)(i) of the Employment Agreement is hereby amended by replacing "twelve (12) months" with "twenty-four (24) months".

         G. Clauses (i), (ii), and (iii) of Section 6.1 of the Employment Agreement are hereby amended by replacing "October 1, 1993" with "October 1, 1995".

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         SECTION 3. EFFECTIVENESS.

         This First Amendment will become effective as of October 1, 1995.

         SECTION 4. MISCELLANEOUS.

         A.    Full Force and Effect.

         Except as expressly provided in this First Amendment, the Employment Agreement will remain unchanged and in full force and effect.

         B.    Counterparts.

         This First Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

         C.    Arizona Law.

         It is the intention of the parties that the laws of Arizona will govern the validity of this First Amendment, the construction of its terms, and the interpretation of the rights and duties of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                       Company:

                                       MICROAGE, INC., a Delaware corporation


                                       By:
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                                       Its:
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                                       Executive:

                                       JAMES R. DANIEL


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